Preferred Stock	6 Months Ended
Jun. 30, 2025
Preferred Stock
Preferred Stock

7.     Preferred Stock

On June 17, 2021 and on December 3, 2021, ASC issued 25,000 shares and 15,000 shares, respectively of Series A Cumulative Redeemable Perpetual Preferred Shares (“Series A Preferred Stock”) to an affiliate of Maritime Partners LLC. On December 10, 2024, the Company completed the redemption of 10,000 shares of its Series A Preferred Stock. The liquidation preference of the Series A Preferred Stock is $1,000.00 per share.  The shares of Series A Preferred Stock accrue cumulative dividends, whether or not declared, at an initial annual rate of 8.5% per $1,000.00 of liquidation preference per share, which rate may change based on certain matters. Dividends are payable on January 30, April 30, July 30 and October 30 of each year, commencing July 30, 2021. So long as any share of the Series A Preferred Stock remains outstanding, no cash dividend may be declared or paid on ASC’s common stock unless, among other things, all accrued and unpaid dividends have been paid on the Series A Preferred Stock.  The Company may redeem, in whole or in part, the shares of Series A Preferred Stock outstanding, at a cash redemption price equal to (a) 103% of the liquidation preference per share plus any accumulated and unpaid dividends on or after the third anniversary of the original issuance date of the Series A Preferred Stock and prior to the fourth anniversary, (b) 102% of the liquidation preference per share plus any accumulated and unpaid dividends after such fourth anniversary and prior to the fifth anniversary and (c) 100% of the liquidated preference per share plus any accumulated and unpaid dividends after such fifth anniversary.

The Series A Preferred Stock is redeemable, in whole or in part, upon the election of the Company or the holder of shares of Series A Preferred Stock, upon the occurrence of certain change of control events, including if a person or group becomes the beneficial owner of a majority of ASC’s total voting power. As it is possible, regardless of the probability of such occurrence, that a person or group could acquire beneficial ownership of a majority of the voting power of ASC’s outstanding common stock without Company approval and thereby trigger a “change of control,” the Series A Preferred Stock is classified as temporary equity for accounting purposes. The Company’s obligations to the holder of shares of Series A Preferred Stock are secured by a pledge of the Company’s equity interest in E1. The Series A Preferred Stock is presented in the Company’s financial statements net of the related stock issuance costs.

As part of the issuance of the Series A Preferred Stock to Maritime Partners, the Company granted to Maritime Partners a profits interest of 20% of all cash or in-kind distributions and proceeds received in respect of the E1 investment which profits interest distributions can only be made after the Company receives a return of its initial investment of $9.3 million. As the agreement includes a mandatory redemption date for the profits interest that is the tenth anniversary of the date of the agreement, it renders the profits interest as a liability which requires it to be marked to fair value each period with changes in the fair value recorded directly in earnings. The Company recorded a liability of $0.3 million, which is included in non-current liabilities in the condensed consolidated balance sheet as of June 30, 2025.